American Beacon U.S. Government Money Market Select Fund

SUMMARY PROSPECTUS May 1, 2022

Before you invest, you may want to review the Fund’s prospectus and statement of additional information, which contain more information about the Fund and its risks. The current prospectus and statement of additional information dated May 1, 2022, are incorporated by reference into this summary prospectus. You can find the Fund’s prospectus, statement of additional information, reports to shareholders, and other information about the Fund online at
www.americanbeaconfunds.com/resource_center/MutualFundForms.aspx. You can also get this information at no cost by calling 800-658-5811 or by sending an email request to americanbeaconfunds@ambeacon.com.

Share Class | AAOXX

Investment Objective

The Fund’s investment objective is current income, liquidity and the maintenance of a stable price of $1.00 per share.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.10%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses	0.04%
Acquired Fund Fees and Expenses	0.03%
Total Annual Fund Operating Expenses[1]	0.17%
1	The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets provided in the Fund’s Financial Highlights table, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, whether you redeem or hold your shares, your costs would be:

	1 Year	3 Years	5 Years	10 Years
American Beacon U.S. Government Money Market Select Fund	$17	$54	$95	$216

Principal Investment Strategies

In pursuing its investment objective and implementing its investment strategies, the Fund invests only in securities that comply with the quality, maturity, liquidity, diversification and other requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), which regulates money market mutual funds.

Under normal market conditions, the Fund invests at least 99.5% of its total assets in: (1) debt securities issued or guaranteed as to principal or interest by the U.S. Government, its agencies or instrumentalities (“Government Securities”), (2) repurchase agreements that are collateralized fully by cash or Government Securities; (3) other government money market funds; and/or (4) cash. The Fund also has adopted a policy to invest, under normal market conditions, at least 80% of its net assets in Government Securities, repurchase agreements that are collateralized fully by cash or Government Securities, and/or other government money market funds.

The Fund’s investments in U.S. dollar denominated Government Securities may include direct obligations of the U.S. Treasury (such as Treasury bills, Treasury notes and Treasury bonds) and obligations issued or guaranteed as to principal and interest (but not as to market value) by the U.S. Government, its agencies or its instrumentalities, which are backed by the full faith and credit of the U.S. Government. The Government Securities in which the Fund invests also may include debt obligations of U.S. Government-sponsored enterprises, such as the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), Federal Home Loan Banks (“FHLB”), and Federal Farm Credit Banks (“FFCB”). Although chartered or sponsored by Acts of Congress, these entities are not backed by the full faith and credit of the U.S. Government. Freddie Mac and FFCB are supported by the right to borrow from the U.S. Treasury, and FHLB and Fannie Mae are supported by the U.S. Treasury’s discretionary authority to purchase their securities.

Securities purchased by the Fund generally have remaining maturities of 397 days or less. The dollar-weighted average maturity (“WAM”) and dollar-weighted average life (“WAL”) of the Fund will be maintained at or below 60 and 120 days, respectively. The Fund uses the amortized cost method of valuation to seek to maintain a stable $1.00 net asset value (“NAV”) per share price.

The Fund intends to qualify as a “government money market fund,” as such term is defined in or interpreted under Rule 2a-7 under the Investment Company Act. “Government money market funds” are exempt from requirements that permit money market funds to impose a liquidity fee and/or temporary redemption gates. While the Fund’s Board of Trustees may elect to subject the Fund to liquidity fee and gate requirements in the future, the Board of Trustees has not elected to do so at this time and currently has no intention of doing so.

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American Beacon U.S. Government Money Market Select Fund - Summary Prospectus1

Principal Risks

There is no assurance that the Fund will achieve its investment objective. The Fund is not designed for investors seeking capital appreciation. The Fund is not a complete investment program and may not be appropriate for all investors. Investors should carefully consider their own investment goals and risk tolerance before investing in the Fund. Money market funds are subject to specific rules that affect the manner in which these funds are structured and operated. These rules are subject to change. A change in these rules may impact a money market fund’s expenses, operations, returns and liquidity.

The principal risks of investing in the Fund listed below are presented in alphabetical order and not in order of importance or potential exposure. Among other matters, this presentation is intended to facilitate your ability to find particular risks and compare them with the risks of other funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears.

Credit Risk
The value of a security held by the Fund may decline if the security’s credit quality, or that of the security’s issuer or provider of credit support, is downgraded or their credit quality otherwise falls. A decline in the credit rating of an individual security held by the Fund may have an adverse impact on its price. Rating agencies might not always change their credit rating on an issuer or security in a timely manner to reflect events that could affect the issuer’s ability to make timely payments on its obligations. As with any money market fund, there is the risk that the issuers or guarantors of securities owned by the Fund, including securities issued by U.S. Government agencies, which are not backed by the full faith and credit of the U.S. Government, will default on the payment of principal or interest or the obligation to repurchase securities from the Fund. This could cause the Fund’s NAV to decline below $1.00 per share.

Interest Rate Risk
There is a risk that a decline in short-term interest rates or a low interest rate environment would lower the Fund’s yield and the return on your investment, which may have an adverse effect on the Fund’s ability to provide a positive yield to its shareholders. Changes in interest rates also may change the resale value of the instruments held in the Fund’s portfolio. Generally, the value of investments with interest rate risk will move in the opposite direction to movements in interest rates. When interest rates go up, the market values of previously issued money market instruments generally decline and may have an adverse effect on the Fund’s ability to maintain a stable $1.00 share price. As of the date of this Prospectus, interest rates are near historic lows. A zero interest rate environment may prevent the Fund from providing a positive yield to shareholders or paying the Fund’s expenses out of Fund assets and could impair the Fund’s ability to maintain a stable net asset value. In the future, interest rates may rise, perhaps significantly and/or rapidly, potentially resulting in substantial losses to the Fund.

Investment Risk
You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Liquidity Risk
The Fund is susceptible to the risk that certain investments held by the Fund may become less liquid in response to market developments or adverse credit events that may affect issuers or guarantors of a security. An inability to sell a portfolio position at favorable times or prices can adversely affect the Fund’s ability to maintain a $1.00 share price. The Fund could lose money if it is unable to dispose of an investment at a time that is most beneficial to the Fund. In addition, the Fund may experience difficulty satisfying redemption requests within the time periods stated in the “Redemption Policies” section of this Prospectus because of unusual market conditions, an unusually high volume of redemption requests or other reasons.

Market Risk
The Fund is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect the Fund’s performance. Equity securities generally have greater price volatility than fixed income securities, although under certain market conditions fixed income securities may have comparable or greater price volatility. During a general downturn in the securities markets, multiple assets may decline in value simultaneously. Prices in many financial markets have increased significantly over the last decade, but there have also been periods of adverse market and financial developments and cyclical change during that timeframe, which have resulted in unusually high levels of volatility in domestic and foreign financial markets that has caused losses for investors and may occur again in the future. The value of a security may decline due to adverse issuer-specific conditions, general market conditions unrelated to a particular issuer, such as changes in interest or inflation rates, or factors that affect a particular industry or industries. Changes in the financial condition of a single issuer or market segment also can impact the market as a whole. Geopolitical and other events, including war, terrorism, economic uncertainty, trade disputes, pandemics, public health crises, natural disasters and related events have led, and in the future may continue to lead, to instability in world economies and markets generally and reduced liquidity in equity, credit and fixed-income markets, which may disrupt economies and markets and adversely affect the value of your investment. Changes in value may be temporary or may last for extended periods.

Policy changes by the U.S. government and/or Federal Reserve and political events within the U.S. and abroad, such as changes in the U.S. presidential administration and Congress, the U.S. government’s inability at times to agree on a long-term budget and deficit reduction plan, the threat of a federal government shutdown and threats not to increase the federal government’s debt limit, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree.

Markets and market participants are increasingly reliant upon both publicly available and proprietary information data systems. Data imprecision, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at large.

The financial markets generally move in cycles, with periods of rising prices followed by periods of declining prices. The value of your investment may reflect these fluctuations.

■	Recent Market Events Risk. An outbreak of infectious respiratory illness caused by a novel coronavirus, known as COVID-19, was first detected in late 2019 and has subsequently spread globally. The transmission of COVID-19 and efforts to contain its spread have resulted, and may continue to result, in significant disruptions to business operations, widespread business closures and layoffs, travel restrictions and closed borders, prolonged quarantines and stay-at-home orders, disruption of and delays in healthcare service preparation and delivery, service and event changes, and lower consumer demand, as well as general concern and uncertainty that has negatively affected the global economy. The impact of the pandemic has negatively affected and may continue to affect the economies of many nations, individual companies and the global securities and commodities markets, including their liquidity, in ways that cannot necessarily be foreseen at the present time. Both U.S. and international markets have experienced significant volatility in recent months and years. As a result of such volatility, investment returns may fluctuate significantly. Moreover, the risks discussed herein associated with an investment in the Fund may be increased.

The Federal Reserve has spent hundreds of billions of dollars to keep credit flowing through the economy. However, the Federal Reserve recently began to reduce its interventions as the economy improved and inflation accelerated. Concerns about the markets’ dependence on the Federal Reserve’s provision of liquidity have grown as a result. High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty, and there may be a further increase in public debt due to the economic effects of the COVID-19 pandemic and ensuing economic relief and public health measures. Governments’ efforts to limit potential negative economic effects of the pandemic may be altered, delayed, or eliminated at inopportune times for political, policy or other reasons.

2American Beacon U.S. Government Money Market Select Fund - Summary Prospectus

Interest rates have been unusually low in recent years in the U.S. and abroad, and central banks reduced rates further in an effort to combat the economic effects of the COVID-19 pandemic. Because there is little precedent for this situation, it is difficult to predict the impact on various markets of a significant rate increase or other significant policy changes. The U.S. Federal Reserve has started to raise interest rates, in part to address an increase in the annual inflation rate in the U.S. Over the longer term, rising interest rates may present a greater risk than has historically been the case due to the current period of relatively low rates and the effect of government fiscal and monetary policy initiatives and potential market reaction to those initiatives or their alteration or cessation.

Slowing global economic growth, risks associated with the United Kingdom’s departure from the European Union on December 31, 2020, commonly referred to as “Brexit,” and a trade agreement between the United Kingdom and the European Union, the risks associated with ongoing trade negotiations with China, the possibility of changes to some international trade agreements, tensions, war, or open conflict between nations, such as between Russia and Ukraine, or political or economic dysfunction within some nations that are major producers of oil could affect the economies of many nations, including the United States, in ways that cannot necessarily be foreseen at the present time. Russia’s military invasion of Ukraine beginning in February 2022, the responses and sanctions by the United States and other countries, and the potential for wider conflict have had, and could continue to have, severe adverse effects on regional and global economies and could further increase volatility and uncertainty in the financial markets.

Economists and others have expressed increasing concern about the potential effects of global climate change on property and security values. Certain issuers, industries and regions may be adversely affected by the impacts of climate change, including on the demand for and the development of goods and services and related production costs, and the impacts of legislation, regulation and international accords related to climate change, as well as any indirect consequences of regulation or business trends driven by climate change.

Net Asset Value Risk
There is no assurance that the Fund will meet its investment objective of maintaining a stable price of $1.00 per share on a continuous basis. Furthermore, there can be no assurance that the Fund’s affiliates will purchase distressed assets from the Fund, make capital infusions, enter into capital support agreements or take other actions to ensure that the Fund maintains a NAV of $1.00 per share. If the Fund fails to maintain a stable NAV (or if there is a perceived threat of such a failure), the Fund, along with other money market funds, could be subject to increased redemption activity.

Other Investment Companies Risk
To the extent that the Fund invests in shares of other registered investment companies, the Fund will indirectly bear the fees and expenses charged by those investment companies in addition to the Fund’s direct fees and expenses. The Fund will be subject to the risks associated with the underlying investments in those companies, including but not limited to the following:

■	Government Money Market Funds Risk. Investments in government money market funds are subject to interest rate risk, credit risk, and market risk.

Redemption Risk
The Fund could experience a loss when selling securities to meet redemption requests by shareholders. The risk of loss increases if the redemption requests are unusually large or frequent or occur in times of overall market turmoil or declining prices.

Repurchase Agreement Risk
The use of repurchase agreements involves counterparty risk and credit risk. The obligations of a counterparty to a repurchase agreement are not guaranteed. The Fund permits various forms of securities as collateral whose values fluctuate and that are not issued or guaranteed by the U.S. government. There are risks that a counterparty may default at a time when the collateral has declined in value, or a counterparty may become insolvent and subject to liquidation, which may affect the Fund’s right to control the collateral.

U.S. Government Securities and Government-Sponsored Enterprises Risk
A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity. The market prices for such securities are not guaranteed and will fluctuate. Securities held by the Fund that are issued by government-sponsored enterprises, such as the Federal National Mortgage Association (‘‘Fannie Mae’’), Federal Home Loan Mortgage Corporation (‘‘Freddie Mac’’), Federal Home Loan Bank (‘‘FHLB’’), and the Federal Farm Credit Bank (“FFCB”), are not guaranteed by the U.S. Treasury and are not backed by the full faith and credit of the U.S. government, and no assurance can be given that the U.S. government will provide financial support if these organizations do not have the funds to meet future payment obligations. U.S. government securities and securities of government-sponsored entities are also subject to credit risk, interest rate risk and market risk. The rising U.S. national debt may lead to adverse impacts on the value of U.S. government securities due to potentially higher costs for the U.S. government to obtain new financing.

U.S. Treasury Obligations Risk
The value of U.S. Treasury obligations may vary due to changes in interest rates. In addition, changes to the financial condition or credit rating of the U.S. government may cause the value of the Fund’s investments in obligations issued by the U.S. Treasury to decline. Certain political events in the U.S., such as a prolonged government shut down, may also cause investors to lose confidence in the U.S. government and may cause the value of U.S. Treasury obligations to decline.

Variable and Floating Rate Securities Risk
The coupons on variable and floating-rate securities are not fixed and may fluctuate based upon changes in market rates. A variable rate security has a coupon that is adjusted at pre-designated periods in response to changes in the market rate of interest on which the coupon is based. The coupon on a floating rate security is generally based on an interest rate, such as a money-market index, LIBOR or a Treasury bill rate. Variable and floating rate securities are subject to interest rate risk and credit risk. As short-term interest rates decline, the coupons on variable and floating-rate securities typically decrease. Alternatively, during periods of rising short-term interest rates, the coupons on variable and floating-rate securities typically increase. Changes in the coupons of variable and floating-rate securities may lag behind changes in market rates or may have limits on the maximum increases in the coupon rates. The value of variable and floating-rate securities may decline if their coupons do not rise as much, or as quickly, as interest rates in general. Conversely, variable and floating rate securities will not generally increase in value if interest rates decline. Certain types of variable and floating rate instruments may be subject to greater liquidity risk than other debt securities.

American Beacon U.S. Government Money Market Select Fund - Summary Prospectus3

Fund Performance

The bar chart and table below provide an indication of risk by showing changes in the Fund’s performance over time. The bar chart shows how the Fund’s performance has varied from year to year. The table shows how the Fund’s average annual total returns compare to a broad measure of market performance, the Lipper Institutional U.S. Government Money Market Average. Prior to April 29, 2016, the Fund invested in certain types of securities that are no longer generally permitted for “government money market funds,” as currently defined in Rule 2a-7 under the Investment Company Act. Consequently, the performance shown below may have been different if the current limitation on the Fund’s investments had been in effect. Past performance is not necessarily an indication of how the Fund will perform in the future. You may call 1-800-658-5811 or visit the Fund’s website at www.americanbeaconfunds.com to obtain the Fund’s current seven-day yield.

Calendar year total returns for Fund shares. Year Ended 12/31
Highest Quarterly Return: 0.58% 2nd Quarter 2019 01/01/2012 through 12/31/2021 Lowest Quarterly Return: 0.00% First Occurred in 3rd Quarter 2013 01/01/2012 through 12/31/2021

Average annual total returns for periods ended December 31, 2021

	1 Year	5 Years	10 Years
Shares (Before Taxes)
	0.01%	1.01%	0.55%

	1 Year	5 Years	10 Years
Index (Reflects no deduction for fees, expenses or taxes)
Lipper Institutional U.S. Government Money Market Average	0.02%	0.83%	0.43%

Management

The Manager
The Fund has retained American Beacon Advisors, Inc. to serve as its Manager.

Purchase and Sale of Fund Shares

You may purchase, redeem, or exchange shares of the Fund on any business day through a retirement plan, an investment professional, a broker-dealer, or other financial intermediary. You may purchase or redeem shares of the Fund on any day the New York Stock Exchange (“NYSE”) is open, at the Fund’s net asset value (“NAV”) per share next calculated after your order is received in proper form, subject to any applicable sales charge. The Manager may, in its sole discretion, allow certain individuals to invest directly in the Fund. For more information regarding eligibility to invest directly please see “About Your Investment - Purchase and Redemption of Shares.” Direct mutual fund account shareholders may buy subsequent shares or sell shares by calling 1-800-658-5811, writing to the Fund at P.O. Box 219643, Kansas City, MO 64121-9643, or visiting www.americanbeaconfunds.com. For overnight delivery, please mail your request to American Beacon Select Funds, c/o DST Asset Manager Solutions, Inc., 330 West 9th Street, Kansas City, MO 64105. The minimum initial investment in the Fund is $1 million. Your financial intermediary may impose different minimum investment requirements.

Tax Information

Dividends, capital gains distributions, and other distributions, if any, that you receive from the Fund are subject to federal income tax and may also be subject to state and local income taxes, unless you are a tax-exempt entity or your account is tax-deferred, such as an individual retirement account (“IRA”) or a 401(k) plan (in which case you may be taxed later, upon the withdrawal of your investment from such account or plan).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and the Fund’s distributor, Resolute Investment Distributors, Inc., or the Manager may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial professional to recommend the Fund over another investment. Ask your individual financial professional or visit your financial intermediary’s website for more information.

4American Beacon U.S. Government Money Market Select Fund - Summary Prospectus